EXHIBIT 99.1

From: GEORDIE WALKER, BANC OF AMERICA SECU [mailto:GYRO@bloomberg.net]
Sent: Monday, May 09, 2005 5:45 PM
Subject: CMBS NEW ISSUE: GECMC 2005-C2 *PUBLICS* - EOD MONDAY STATUS

GECMC 2005-C2 - New Issue    $1.88B Fixed Rate Conduit CMBS
GE Commercial Mortgage Corporation Pass-Through Certicates Series 2005-C2

Lead-Mgrs:       Banc of America Securities LLC / Deutsche Bank Securities
Co-Managers:     Citigroup/JPMorgan/Merrill Lynch & Co.
Rating Agencies: Standard & Poor's/Fitch

         Ratings     Class    WAL   Principal   Sub
Class   (S&P/Fitch)  Size*   (yrs)   Window    Levels    Px Guid  Status
A-1      AAA/AAA     56.5     2.68     1-56    20.000%   S+11A     0.25X
A-2      AAA/AAA    334.5     4.78    56-60    20.000%   S+23A     0.50X
A-3      AAA/AAA    132.6     6.60    79-83    20.000%   S+26A     0.10X
A-AB     AAA/AAA     73.3     7.41   60-115    20.000%   S+26A     0.40X
A-4      AAA/AAA    453.8     9.80  115-119    20.000%   S+27A     0.60X
A-1A     AAA/AAA    451.2     7.26       **NO LONGER AVL**
A-J      AAA/AAA    150.2     9.90  119-120    12.000%   S+33A     0.15X
B        AA+/AA+     14.1     9.96  120-120    11.250%   S+37A     OPEN
C        AA/AA       30.5     9.96  120-120     9.625%   S+40A     OPEN
D        AA-/AA-     16.4     9.96  120-120     8.750%   S+44A     0.60X
E        A/A         25.8     9.96  120-120     7.375%   S+50A     0.30X
XP       AAA/AAA   1,835.7                               TSY+55A   OPEN
* The balances of the Certificates are approximate

Collateral:          145 Loans / 170 Properties
-Loan Sellers:       General Electric Capital Corporation, Bank of America,
                     N.A., German American Capital Corporation

-Property Types:     Multi 28.1%, Off 28.0%, Ret 22.0%, Hotel 7.5%, SS 5.5%, MH
                     4.6%, Indus 2.5%, Mixed 1.6%,

-Geographic:         NY:18.4%, CA:15.2% (So. CA:10.9%, No.CA:4.3%), TX:13.2%,
                     FL:8.4%, GA:5.9%,
                     No Others >4%

-DSCR/LTV            1.61x / 68.3%

-Inves. Grade Loans: 5 loans for 12.0% of UPB

-Top 10 Loans:       35.3% of the pool, DSCR: 1.86x, LTV: 62.4%

                                                Shadow
-Top 3 Trust Assets           DSCR     LTV      Ratings    %UPB
                                                (F/S)
  General Motors Building     2.38x   43.3%     AA/AA      8.8%
  Fountain Place Office       1.97x   67.0%     NR/NR      5.6%
  Loews Miami Beach           2.27x   58.7%     NR/NR      4.0%

Expected Timing
Launch / Price   - Wk of May 9th
Settlement       - Tuesday May 24th


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